UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2025 (September 12, 2025)

PROFESSIONAL DIVERSITY NETWORK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35824	80-0900177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603
(Address of Principal Executive Office) (Zip Code)

(312) 614-0950
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	IPDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Entry into the Copyright Transfer Agreement

On September 12, 2025, Professional Diversity Network, Inc. (the “Company”) entered into a copyright transfer agreement (the “Copyright Agreement”) with Streams Ohio Corp. (the “Copyright Seller”), a non-affiliated accredited investor. Pursuant to the Copyright Agreement, the Company agreed to acquire eight (8) original musical works from the Copyright Seller for $1,800,000. Under the terms of the Copyright Agreement, consideration could be paid in cash, shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), or a combination thereof. The board of directors of the Company (the “Board”) approved payment of the consideration through the issuance of 556,000 shares of Common Stock (the “Copyright Shares”), subject to the limitations of Listing Rule 5635 of The Nasdaq Stock Market LLC (“Nasdaq”). The Copyright Shares will be issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder. The Copyright Agreement contains customary representations, warranties and covenants.

Entry into the Consulting Agreement

On September 12, 2025, the Company entered into a consulting agreement (the “Consulting Agreement”) with B&W Capital Group LLC (the “Consultant”), a non-affiliated accredited investor. Under the Consulting Agreement, the Company engaged the Consultant to provide strategic, business development, investor relations and capital markets advisory services for a period of 12 months, unless terminated earlier pursuant to the terms therein. As consideration for such services, the Board approved the issuance of 550,000 shares of Common Stock (the “Consulting Shares”), also subject to the limitations of Nasdaq Listing Rule 5635. The Consulting Shares will be issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder. The Consulting Agreement contains customary representations, warranties and covenants.

The foregoing descriptions of the Copyright Agreement, the Consulting Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to Exhibits 10.1 and 10.2 to this Current Report on Form 8-K (this “Form 8-K”), respectively, and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” relating to the issuance of Common Stock is incorporated by reference herein in its entirety. The offer and sale of shares of Common Stock pursuant to the Copyright Agreement and the Consulting Agreement is and will be made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder. This Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the shares of Common Stock, nor shall there be an offer, solicitation or sale of the shares of Common Stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Forward-Looking Statements

Certain statements in this Form 8-K may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding statements regarding the amount of shares of Common Stock the Company may issue to the Investor pursuant to the Securities Purchase Agreement, and the amount of proceeds to be received by the Company from the sale of shares of Common Stock and related matters. Forward-looking statements generally relate to future events and can be identified by terminology such as “may”, “could”, “plan”, “expect”, “intend”, “will”, “anticipate”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the risks and uncertainties set forth or incorporated by reference in the sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Annual Report on Form 10-K filed by the Company on March 31, 2025 and the Company’s future filings from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements. The Company does not give any assurance that it will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Copyright Transfer Agreement, dated September 12, 2025, by and between Professional Diversity Network, Inc., Inc. and Streams Ohio Corp.
10.2	Consulting Agreement, dated September 12, 2025, by and between Professional Diversity Network, Inc., Inc. and B&W Capital Group LLC,
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Diversity Network, Inc.

Date: September 17, 2025	By:	/s/ Xun Wu
	Name:	Xun Wu
	Title:	Chief Executive Officer